SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund (SEFIX)

Supplement Dated March 1, 2010
to the Class A Shares Prospectus Dated January 31, 2010

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with the Prospectus.

The text under the section entitled "Fees and Expenses" for the International Fixed Income Fund on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.91%
Total Annual Fund Operating Expenses	1.21%*
Fee Waiver and/or Expense Reimbursement	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.02%**

*  Restated to reflect the current fees and expenses of the Fund.

**  SIMC and its affiliates have contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.02%. The contractual waiver and expense reimbursement are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as acquired fund fees and expenses (AFFE). The agreement may be amended or terminated only with the consent of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Fixed Income Fund—Class A Shares	$104	$346	$627	$1,431

The following paragraph is added after the third paragraph under the section entitled "Investment Adviser and Sub-Advisers" on page 25 of the Prospectus:

At a meeting of the International Fixed Income Fund's shareholders held on February 18, 2010, the shareholders of the Fund approved an increase in the advisory fee paid to SIMC by the International Fixed Income Fund. As a result, effective March 1, 2010, SIMC receives an investment advisory fee from the International Fixed Income Fund of 0.30%. SIMC and its affiliates have contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.02%. The contractual waiver and expense reimbursement are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE.

The following paragraph is added after the first paragraph under the section entitled "Information About Fee Waivers" on page 25 of the Prospectus:

Effective March 1, 2010, SIMC and its affiliates have contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.02%. The contractual waiver and expense reimbursement are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-631 (3/10)

SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund (SEFIX)

Supplement Dated March 1, 2010
to the Statement of Additional Information Dated January 31, 2010

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The first paragraph under the sub-section entitled "Advisory Fees" under the section entitled "The Adviser and Sub-Advisers" on page S-42 of the SAI is hereby deleted in its entirety and replaced with the following:

Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.51% of the International Equity Fund's average daily net assets, 1.05% of the Emerging Markets Equity Fund's average daily net assets and 0.85% of the Emerging Markets Debt Fund's average daily net assets. With respect to the International Fixed Income Fund from October 1, 2009 until February 28, 2009, SIMC received an advisory fee of 0.15% of the Fund's average daily net assets. At a meeting of the International Fixed Income Fund's shareholders held on February 18, 2010, the shareholders of the Fund approved an increase in the advisory fee paid to SIMC by the International Fixed Income Fund. As a result, effective March 1, 2010, SIMC receives an investment advisory fee from the International Fixed Income Fund of 0.30%. With respect to the Tax-Managed International Equity Fund, SIMC is expected to receive 0.51% of the Fund's average daily net assets.

The following paragraph is added after the table in the sub-section entitled "Advisory Fees" under the section entitled "The Adviser and Sub-Advisers" on page S-42 of the SAI:

Effective March 1, 2010, SIMC and its affiliates have contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.02%. The contractual waiver and expense reimbursement are limited to the Fund's direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Fund, such as AFFE.

PEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-632 (3/10)